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                                                                 Exhibit (g)(16)

[logo]

UNITED STATES OF AMERICA

[name]

[title]

March 31, 2004

[name]
Appointed Actuary
IDS Life Insurance Company
50814 AXP Financial Center
Minneapolis, MN 55474

Dear Charlie,

Enclosed are your fully executed file copies of Amendment 1 to the VUL IV and LP Select Agreements reducing the rates as of January 1, 2004. The amendments are as follows:

      o Amendment 1 to IDS LIC's November 25, 2002 Automatic YRT Agreement (0094- 4206-1)

      o Amendment 1 to IDS LIC of NY's August 18, 2003 Automatic YRT Agreement (0322-6386-1)

Please feel free to contact me if I can be of further assistance to you.

Best regards

/s/ Mary

    MARY

Enclosed

[address, city and state of reinsurance company]


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                                 AMENDMENT NO. 1

                                       To

                       AUTOMATIC YRT REINSURANCE AGREEMENT
                           Effective November 25, 2002

                                     Between

                           IDS LIFE INSURANCE COMPANY
                               ("Ceding Company")

                                       And

                          [NAME OF REINSURANCE COMPANY]
                                  ("Reinsurer")

The parties mutually agree that Exhibit D of the Agreement shall be replaced in its entirety with the attached Exhibit D, which reflects the reduction in reinsurance premiums. This amendment shall apply to policies issued on and after January 1, 2004. Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

In witness of the above, the Ceding Company and the Reinsurer have by their respective officers executed and delivered this Amendment in duplicate on the dates indicated below.

IDS LIFE INSURANCE COMPANY                  [NAME OF REINSURANCE COMPANY]


By:  /s/ Timothy V. Bechtold                    By: [signature]
   --------------------------------
Title: VP, Insurance Products                   Title: [title]
Date: 3/29/04                                   Date: March 30, 2004


By:  /s/ Kevin E. Palmer                        By: [signature]
   --------------------------------
Title: Reinsurance Officer                      Title: [title]
Date: 3/29/2004                                 Date: March 30, 2004


0094-4206-1                             1


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                                                                       EXHIBIT D

                              REINSURANCE PREMIUMS

D.1    PREMIUMS AND ALLOWANCES

       Plans covered under this Agreement will be reinsured on a YRT basis. Reinsurance premium rates shall equal the Ceding Company's original annual Band 4 COI premium rates for the VUL-III plan, as shown in Schedule D- 1 attached hereto, less the following allowances:

       --------------------------------------------------------------
       UNDERWRITING CLASS               YEARS 1-10      YEARS 11+
       --------------------------------------------------------------
       Preferred Non-Smoker            [percentage]    [percentage]
       --------------------------------------------------------------
       Standard Non-Smoker             [percentage]    [percentage]
       --------------------------------------------------------------
       Smoker                          [percentage]    [percentage]
       --------------------------------------------------------------

       To determine the amount of reinsurance premium to be paid by the Ceding Company to the Reinsurer, these reinsurance premium rates will be applied to the Reinsured Net Amount at Risk for each policy determined as of the last policy anniversary or subsequent policy change date if applicable.

D.2    AGE BASIS

       Age Last Birthday

D.3    POLICY FEES

       The Reinsurer will not participate in any policy fees.

D.4    SUBSTANDARD PREMIUMS

       Substandard multiple ratings will be applied to increase the underlying COI rates by [percentage] per table of assessed rating, and the normal base allowances will be paid on the entire amount.

       When flat extras are applied, the following allowances will be paid on the extra premium portion:


0094-4206-1                             2

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       Temporary (five years or less): [percentage] for first year and all renewal years Permanent (over five years): [percentage] for first year and [percentage] for all renewal years

D.5    RIDERS AND BENEFITS

       AIBR (Automatic Increase Benefit Rider) - Elected increases will be proportionately reinsured using the premiums for the base coverage, at point-in-scale.

       BIR (Base Insured Rider) and OIR (Other Insured Rider) - These riders will be proportionately reinsured using the same premium rates scale as used for the base coverage.

       ACCELERATED DEATH BENEFIT - If IDS Life pays an accelerated death benefit under the terms of the policy contract, the reinsurance coverage will continue unaffected until the death of the insured.

       The following benefits are not reinsured under this Agreement:

       Waiver of Monthly Deduction Rider (WMD)
       Children's Insurance Rider (CIR)
       Accidental Death Benefit Rider (ADB)


0094-4206-1                             3

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                                  SCHEDULE D-1
                         Basis for Reinsurance Premiums

        ALB ANNUAL COST OF INSURANCE RATES PER $1000 (BEFORE ALLOWANCES)

--------------------------------------------------------------------------------------------------------------------
                   Male               Male             Male            Female          Female           Female
 Attained       Preferred           Standard         Standard        Preferred        Standard         Standard
   Age          Nonsmoker          Nonsmoker          Smoker         Nonsmoker        Nonsmoker         Smoker
   ---          ---------          ---------          ------         ---------        ---------         ------
--------------------------------------------------------------------------------------------------------------------
0
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1
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2
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3
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4
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5
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6
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7
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8
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9
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10
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12
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15
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16
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22
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23
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24
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25
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26
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27
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28
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29
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


0094-4206-1                             4

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
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                   Male               Male             Male            Female          Female           Female
Attained        Preferred           Standard         Standard        Preferred        Standard         Standard
   Age          Nonsmoker          Nonsmoker          Smoker         Nonsmoker        Nonsmoker         Smoker
   ---          ---------          ---------          ------         ---------        ---------         ------
--------------------------------------------------------------------------------------------------------------------
30
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31
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32
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33
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34
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35
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36
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37
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38
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39
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40
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49
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51
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53
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54
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55
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56
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57
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60
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61
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62
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63
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64
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65
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66
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67
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


0094-4206-1                             5

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
--------------------------------------------------------------------------------------------------------------------
                   Male               Male             Male            Female          Female           Female
 Attained       Preferred           Standard         Standard        Preferred        Standard         Standard
   Age          Nonsmoker          Nonsmoker          Smoker         Nonsmoker        Nonsmoker         Smoker
   ---          ---------          ---------          ------         ---------        ---------         ------
--------------------------------------------------------------------------------------------------------------------
68
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69
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70
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71
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72
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73
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74
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75
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76
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77
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78
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79
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80
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82
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83
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84
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86
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87
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88
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89
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90
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91
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92
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93
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94
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95
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96
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97
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98
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99
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


0094-4206-1                             6